Exhibit 1

                             JOINT FILING AGREEMENT


                  JOINT FILING AGREEMENT (this "Agreement"), dated as of November 17, 2003, among AIF II NT, Ltd. ("AIF II"), AIG Asian Infrastructure Fund II, L.P. ("AIG Fund II"), AIG Asian Infrastructure Management II, L.P. ("AIG Fund II General Partner"), AIG Asian Infrastructure Management II, Ltd. ("AIG Fund II Management"), Emerging Markets Partnership II, L.L.C. ("EMP II"), Emerging Markets Corporation ("EMC"), GIC Infrastructure Pte Ltd. ("GICI"), AOF NT, Ltd. ("AOF NT"), AIG Asian Opportunity Fund, L.P. ("AOF"), AIG Asian Opportunity G.P., L.L.C. ("AOF General Partner"), AIG Global Investment Corp.
(Asia) Ltd. ("AIGGIC"), American International Assurance Company (Bermuda) Limited ("AIAB"), American International Reinsurance Company, Ltd. ("AIRCO"), American International Group, Inc. ("AIG, Inc."), Newbridge Asia HT, L.P. ("Newbridge Asia HT"), Newbridge Asia HT, Ltd. ("Newbridge Asia HT General Partner"), Newbridge Asia GenPar III, L.P. ("Newbridge GenPar III"), Newbridge Asia Advisors III, Inc. ("Newbridge Advisors III"), Tarrant Advisors, Inc. ("Tarrant Advisors"), Blum G.A. III, L.L.C. ("Blum G.A. III"), Blum Investment Partners, Inc. ("Blum Investment"), Richard C. Blum, United Classic Investments Limited ("UCI"), TVG Asian Communications Fund II, L.P. ("TVG Fund"), Telecom Venture Group, LLC ("TVG Fund General Partner"), John William Troy, HT Holdings V, L.P. ("HT Holdings V"), HT Holdings VI, L.P. ("HT Holdings VI"), HT Holdings VII, L.P. ("HT Holdings VII"), HT Holdings VIII, L.P. ("HT Holdings VIII"), HT Holdings IX, L.P. ("HT Holdings IX") and HT IX GP, Ltd. ("HT Holdings IX General Partner" and collectively, the "Current Reporting Persons").

                               W I T N E S S E T H

                  WHEREAS, as of the date hereof, each of the Current Reporting Persons is filing their statement on Amendment No. 1 (the "Amendment") to the
Schedule 13D (the "Schedule 13D") with respect to the common stock, par value Won 5,000 per share, of Hanaro Telecom, Inc., a chusik-hoesa organized under the laws of Korea filed on October 31, 2003;

                  WHEREAS, each of the Current Reporting Persons is individually eligible to file the Schedule 13D and the Amendment;

                  WHEREAS, each of the Current Reporting Persons wishes to file the Schedule 13D and any future amendments thereto jointly and on behalf each of the Current Reporting Persons, any other person designated as an Investor (as defined in the Schedule 13D), and related parties (collectively, the "Reporting Persons"), pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 (the "Exchange Act");

                  NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto agree as follows:

                  1. Each of the Current Reporting Persons hereby agrees that the Amendment is, and any future amendments to the Schedule 13D will be, filed on behalf of each of the Reporting Persons pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

                  2. Each of the Current Reporting Persons hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, such Current Reporting Person is responsible for the timely filing of the Schedule 13D, the Amendment and any future amendments thereto, and for the completeness and accuracy of the information concerning such Reporting Person contained therein, and is not responsible for the completeness and accuracy of the information concerning the other Reporting Persons contained therein, unless such Reporting Person knows or has reason to know that such information is inaccurate.

                  3. Each of the Current Reporting Persons hereby agrees that this Agreement may be amended at any time and from time to time to include additional Reporting Persons, and that such amendments do not require the signature of any Reporting Person, other than the Reporting Persons being added at such time.

                  4. Each of the Current Reporting Persons hereby agrees that this Agreement, and each amendment thereto, shall be filed as an exhibit to the
Schedule 13D, pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    SIGNATURE

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AIF II NT, LTD.


                                    By:  /s/ Wilfried Kaffenberger
                                         -------------------------
                                    Name:   Wilfried Kaffenberger
                                    Title:  Director

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                        AIG ASIAN INFRASTRUCTURE FUND II, L.P.

                            By: AIG Asian Infrastructure Management II, L.P.

                                By: AIG Asian Infrastructure Management II, Ltd.


                                                  By:   /s/ Stuart Osborne
                                                        ------------------
                                                  Name:   Stuart Osborne
                                                  Title:  Vice President

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                        AIG ASIAN INFRASTRUCTURE MANAGEMENT II, L.P.

                            By:  AIG Asian Infrastructure Management II, Ltd.


                                By:   /s/ Stuart Osborne
                                      ------------------
                                Name:   Stuart Osborne
                                Title:  Vice President

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AIG ASIAN INFRASTRUCTURE MANAGEMENT II, LTD.


                                            By:  /s/ Stuart Osborne
                                                 -------------------
                                            Name:   Stuart Osborne
                                            Title:  Vice President

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    EMERGING MARKETS PARTNERSHIP II, L.L.C.


                                            By:  /s/ Arnold H. Weiss
                                                 -------------------
                                            Name:   Arnold H. Weiss
                                            Title:  Director, EMC

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    EMERGING MARKETS CORPORATION


                                            By:  /s/ Arnold H. Weiss
                                                 -------------------
                                            Name:  Arnold H. Weiss
                                            Title: Director

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    GIC INFRASTRUCTURE PTE LTD.


                                            By:  /s/ Kunna Chinniah
                                                 ------------------
                                            Name:   Kunna Chinniah
                                            Title:  Director

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                            AOF NT. Ltd.


                                            By:  /s/ David Yeung
                                                 ---------------
                                            Name:   David Yeung
                                            Title:  Director

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AIG ASIAN OPPORTUNITY FUND, L.P.

                                         By: AIG Asian Opportunity G.P., L.L.C.


                                            By:  /s/ David Yeung
                                                 ---------------
                                            Name:   David Yeung
                                            Title:  Director

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AIG ASIAN OPPORTUNITY G.P., L.L.C.


                                            By:   /s/ David Yeung
                                                  ---------------
                                            Name:   David Yeung
                                            Title:  Director

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AIG GLOBAL INVESTMENT CORP. (ASIA) LTD.


                                            By:  /s/ Cesar Zalamea
                                                 -----------------
                                            Name:   Cesar Zalamea
                                            Title:     Managing Director

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AMERICAN INTERNATIONAL ASSURANCE COMPANY
                                     (BERMUDA) LIMITED


                                            By:   /s/ Gerald Wyndorf
                                                  ------------------
                                            Name:   Gerald Wyndorf
                                            Title:  Director

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                AMERICAN INTERNATIONAL REINSURANCE COMPANY, LTD.


                                        By:  /s/ S. George Cubbon
                                             --------------------
                                        Name:  S. George Cubbon
                                        Title: Vice President and Treasurer

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AMERICAN INTERNATIONAL GROUP, INC.


                                            By:  /s/ Win J. Neuger
                                                 -----------------
                                            Name:  Win J. Neuger
                                            Title: Executive Vice President and
                                                    Chief Investment Officer

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    NEWBRIDGE ASIA HT, L.P.

                                       By: Newbridge Asia HT, Ltd.


                                                By:   /s/ Richard A. Ekleberry
                                                      ------------------------
                                                Name:   Richard A. Ekleberry
                                                Title:  Vice President

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    NEWBRIDGE ASIA HT, LTD.


                                            By:  /s/ Richard A. Ekleberry
                                                 ------------------------
                                            Name:   Richard A. Ekleberry
                                            Title:  Vice President

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                   NEWBRIDGE ASIA GENPAR III, L.P.


                                           By: Newbridge Asia Advisors III, Inc.

                                           By:  /s/ Richard A. Ekleberry
                                                ---------------------------
                                           Name:   Richard A. Ekleberry
                                           Title:  Vice President

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    NEWBRIDGE ASIA ADVISORS III, INC.


                                            By:  /s/ Richard A. Ekleberry
                                                 ------------------------
                                            Name:   Richard A. Ekleberry
                                            Title:  Vice President

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    TARRANT ADVISORS, INC.


                                            By:  /s/ Richard A. Ekleberry
                                                 ------------------------
                                            Name:   Richard A. Ekleberry
                                            Title:  Vice President

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    BLUM G.A. III, L.L.C.

                                            By: Blum Investment Partners, Inc.
                                                Its Managing Member

                                                     By:  /s/ Murray A. Indick
                                                          --------------------
                                                     Name:  Murray A. Indick
                                                     Title: Secretary

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    BLUM INVESTMENT PARTNERS, INC.


                                            By:  /s/ Murray A. Indick
                                                 --------------------
                                            Name:  Murray A. Indick
                                            Title: Secretary

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    RICHARD C. BLUM

                                    /s/ Murray A. Indick
                                    --------------------
                                    By: Murray A. Indick, Attorney-In-Fact

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    UNITED CLASSIC INVESTMENTS LIMITED


                                            By:  /s/ Joseph Yin
                                                 ---------------
                                            Name:  Joseph Yin
                                            Title: Director

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    TVG ASIAN COMMUNICATIONS FUND II, L.P.

                                    By:     TELECOM VENTURE GROUP, LLC,
                                            its General Partner


                                            By:   /s/ Varun Kumar Bery
                                                  --------------------
                                            Name:  Varun Kumar Bery
                                            Title: Director

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    TELECOM VENTURE GROUP, LLC


                                            By:      /s/ Varun Kumar Bery
                                                     --------------------
                                            Name:    Varun Kumar Bery
                                            Title:   Director

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.


                                            JOHN WILLIAM TROY


                                            By:  /s/ John William Troy
                                                 ---------------------

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                           HT HOLDINGS V L.P.

                                           By:  Newbridge Asia GenPar III, L.P.

                                           By: Newbridge Asia Advisors III, Inc.

                                           By:  /s/ Jeffrey D. Ekberg
                                                ---------------------
                                           Name:   Jeffrey D. Ekberg
                                           Title:  Vice President

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                           HT HOLDINGS VI L.P.

                                           By:  Newbridge Asia GenPar III, L.P.

                                           By: Newbridge Asia Advisors III, Inc.

                                           By:  /s/ Jeffrey D. Ekberg
                                                ---------------------
                                           Name:   Jeffrey D. Ekberg
                                           Title:  Vice President

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                           HT HOLDINGS VII L.P.

                                           By:  Newbridge Asia GenPar III, L.P.

                                           By: Newbridge Asia Advisors III, Inc.

                                           By:  /s/ Jeffrey D. Ekberg
                                                ---------------------
                                           Name:  Jeffrey D. Ekberg
                                           Title: Vice President

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                           HT HOLDINGS VIII L.P.

                                           By:  Newbridge Asia GenPar III, L.P.

                                           By: Newbridge Asia Advisors III, Inc.

                                           By:  /s/ Jeffrey D. Ekberg
                                                ---------------------
                                           Name:   Jeffrey D. Ekberg
                                           Title:  Vice President

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                            HT HOLDINGS IX L.P.

                                            By:  HT IX GP, Ltd.

                                            By:  /s/ Wilfried Kaffenberger
                                                 -------------------------
                                            Name:  Wilfried Kaffenberger
                                            Title: Director

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                            HT IX GP, LTD.

                                            By:  /s/ Wilfried Kaffenberger
                                                 -------------------------
                                            Name:  Wilfried Kaffenberger
                                            Title: Director